IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS FORM 8-K IS
         ---------------------------------------------------------------
        BEING FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 22, 1999
                                                          -------------


                       GE Capital Mortgage Services, Inc.
                  (as Seller and Servicer under the Pooling and Servicing Agreement dated as of July 1, 1999, providing for the issuance of REMIC Mortgage
                   Pass-Through Certificates, Series 1999-16)
                   ------------------------------------------

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)



     New Jersey                           33-5042                 21-0627285
--------------------------------------------------------------------------------
   (State or Other Jurisdiction          (Commission           (IRS Employer of
       or Incorporation)                  File Number)      Identification No.)

Three Executive Campus
Cherry Hill, New Jersey                                        08002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code       (609) 661-6100

Item 5.  Other Events.

     Attached as Exhibit 1 to this Current Report are certain materials (the "Computational Materials"). The Computational Materials included in Exhibit 1 were prepared and furnished to the Registrant by PaineWebber Incorporated ("PaineWebber") and the Computational Materials included in Exhibit 2 were prepared and furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with PaineWebber, the "Underwriters"), each acting as an underwriter in respect of certain classes of the Registrant's REMIC Mortgage Pass-Through Certificates, Series 1999-16 (the "Certificates"). Certain classes of the Certificates (the "Offered Certificates") are being offered pursuant to a Prospectus dated July 22, 1999, as supplemented by a related Prospectus Supplement dated July 22, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), substantially concurrently with the filing of this Current Report. The Offered Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 filed by the Company and GE Capital Mortgage Funding Corporation (file nos. 333-68951 and 333-68951-01) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by the applicable Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


Exhibit 1.     Computational Materials (PaineWebber Incorporated)
Exhibit 2. Computational Materials (Merrill Lynch, Pierce, Fenner & Smith Incorporated)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GE Capital Mortgage Services, Inc.
                                              ----------------------------------
                                                           (Registrant)



Date: July 22, 1999                           By    /s/  Mary Kaplan
      -------------                             -----------------------------
                                                Name:  Mary Kaplan
                                                Title: Vice President

                                  EXHIBIT INDEX


The following exhibits are being filed herewith:


EXHIBIT NO.      DESCRIPTION                                  PAGE
--------------------------------------------------------------------------------
         1       Computational Materials                        5
                 (PaineWebber Incorporated)


         2       Computational Materials
                 (Merrill Lynch, Pierce, Fenner &
                 Smith Incorporated)